Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DISCOVERY FUND

Class A, Class C, Institutional Class, Investor Class and Administrator Class

Supplement dated March 19, 2010, to the Prospectus dated March 1, 2010, as previously supplemented as the case may be.

This supplement contains important information about the Fund referenced above.

Effective immediately, the second sentence of the first paragraph of the Principal Investment Strategies section of the Fund’s Prospectuses is deleted and replaced with the following:

We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was $12.2 billion as of May 30, 2009, and is expected to change frequently.

SCAM030/P203SP